UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [X] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-12


                            PROFILE TECHNOLGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Profile Technologies, Inc. (the "Company") will be held at 10:00 a.m., local time, on Monday, November 13, 2006, at the offices of McGuireWoods LLP, located at 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve for a term of one year (until the next annual meeting of the stockholders) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 25,000,000 to 35,000,000.

     3. To approve amendments to the Company's 1999 Stock Plan to increase the maximum period of time for which stock options are exercisable from five years to ten years and to increase the aggregate number of shares of common stock which may be issued pursuant to the 1999 Stock Plan from 500,000 to 3,500,000.

     4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors (the "Board") has fixed September 22, 2006 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only stockholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy card as promptly as possible and return the proxy card to the Company in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.


                                       By Order of the Board of Directors


                                       /s/ Henry E. Gemino
                                       -------------------
                                       Henry E. Gemino
                                       Chief Executive Officer


October __, 2006

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                           PRELIMINARY PROXY STATEMENT
                       2006 ANNUAL MEETING OF STOCKHOLDERS
                                November 13, 2006
--------------------------------------------------------------------------------

INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, at 10:00 a.m. local time on Monday, November 13, 2006, and at any and all adjournments of the Annual Meeting.

     The proxy statement and the enclosed proxy card are first being mailed to our stockholders of the Company (the "Stockholders") on or about October 17, 2006.

     The Company anticipates that the Stockholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect four persons as directors each to serve a term of one year (until the next annual meeting of Stockholders) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 25,000,000 to 35,000,000.

     3. To approve amendments to the Company's 1999 Stock Plan to increase the maximum period of time for which stock options are exercisable from five years to ten years and to increase the aggregate number of shares of common stock which may be issued pursuant to the 1999 Stock Plan from 500,000 to 3,500,000.

     4. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

VOTING OF PROXIES

     Shares are represented by proxies set forth in properly signed and returned proxy cards in substantially the form of Appendix C to this Proxy Statement. Unless subsequently revoked, proxies will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. If a proxy card is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy card, you may revoke your proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving the Company written notice of revocation of the proxy, or by submitting a signed proxy card bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy card must be received by the Company before the vote of Stockholders at the Annual Meeting. Unless you vote at the Annual Meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

VOTING PROCEDURES

     The Company's state of incorporation is Delaware. Under Delaware law and the Company's bylaws, the holders of a majority of the outstanding shares of the common stock (the "Common Stock") of the Company entitled to vote constitute a quorum at any meeting of stockholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of Common Stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Therefore, Proposal 1 will be adopted if a plurality of the shares present at the Annual Meeting in person or by proxy vote to elect the directors nominated for election at the Annual Meeting. Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company's Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes. Proposal 3 will be adopted if a majority of the shares of common stock present at the Annual Meeting vote "For" Proposal 3 and a quorum is present. Abstentions and broker non-votes have no effect and will be disregarded.

     Under the General Business Law of the State of Delaware, the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of the Company is required to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock. Therefore, to be approved, Proposal 2 must receive "For" votes from a majority of the shares of common stock on the record date of the Annual Meeting. If Stockholders select "Abstain" on their proxy cards for Proposal 2, or if Stockholders attend the Annual Meeting and abstain from voting, it will have the same effect as an "Against" vote for Proposal 2.

     All of the officers and directors have informed the Company that they intend to vote in favor of the proposals to be considered for the vote of the Stockholders at the Annual Meeting.

VOTING SECURITIES

     The Board has fixed the close of business on September 22, 2006 as the record date (the "Record Date") for determining the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were _______ issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, held by approximately ____ Stockholders. As of the Record Date, the only outstanding voting security of the Company is Common Stock. As a Stockholder as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

--------------------------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Four nominees are standing for election as directors on the Board to hold office until the next annual meeting of Stockholders is held and their successors are duly elected and qualified. All of the nominees are current directors of the Company standing for re-election and were previously elected by the Stockholders. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. In the election of directors, those nominees receiving the greatest number of votes shall be elected, even if such votes do not constitute a majority. Certain information regarding each nominee follows. Each nominee has consented to being named in the proxy statement and to serve if elected.

INFORMATION ON DIRECTORS AND NOMINEES

     The directors nominated for election at the Annual Meeting are as follows:

                                                                              DIRECTOR
NAME AND AGE         AGE  PRINCIPAL OCCUPATION                                 SINCE
--------------------------------------------------------------------------------------
Henry E. Gemino      55   Chief Executive Officer, Chief Financial Officer,     1988
                          Profile Technologies, Inc.
Murphy Evans         74   President, Profile Technologies, Inc.                 1995

Charles Christenson  76   Professor Emeritus                                    1999
                          Harvard Graduate School of Business Administration
William A. Krivsky   79   Chairman,  President and CEO,  Keyson Airways Corp.   2000
                          and Keyson Enterprises, Inc.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     Henry E. Gemino. Mr. Gemino a co-founder of the Company, has served as a director and the Chief Financial Officer of the Company since 1988. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995 Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses and as President and Director of Falco Enterprises, Inc., Arran Corporation, Spring Hill Homes, Inc. and Spring Hill Water Co., none of which are reporting companies under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     William A. Krivsky. Mr. Krivsky holds a Doctorate of Science from MIT and was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). Since 2004 he has served as Chairman, President and CEO of Keyson Airways Corp, and since 1977 has been Chairman, President and CEO of Keyson Enterprises Inc. (a privately held diversified business). He is also director of Cognex Corporation, a reporting company under the Exchange Act, and Hitchiner Manufacturing Company, Inc.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in

1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. Professor Christenson served as a director of KENETECH Corporation from 1981-2001 and also serves as a director of Boston Baroque, Inc., a not-for-profit organization performing and recording music of the Baroque and Classical periods.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

DIRECTOR COMPENSATION

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. Directors are entitled to participate in, and have been issued options under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees until the Company has sufficient resources to pay such fees. As of June 30, 2006, the Company owed $104,000 in deferred directors' fees. On March 18, 2002, the Board approved a conversion right on all directors' fees deferred as of March 18, 2002 (the "Directors' Conversion Right"). Pursuant to the Directors' Conversion Right, directors may elect to convert $1.00 of directors' fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. As of June 30, 2006, deferred directors' fees subject to the Directors' Conversion Right were $9,000, resulting in the potential issuance of 18,000 options under the terms described above. To date, none of the directors have elected to exercise their Directors' Conversion Right.

BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2006, the Board held a total of seven meetings. All members of the Board attended at least 75% of all meetings of the Board and all meetings held by all committees of the Board on which he served.

Audit Committee.

     The Board maintains an Audit Committee composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached as Appendix B to the Company's proxy statement for the 2004 annual meeting. The Audit Committee held four meetings during the fiscal year ended June 30, 2006.

     The Board has determined that based on his experience and knowledge in financial and auditing matters Dr. Christenson is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. Both Dr. Christenson and Mr. Krivsky meet the standards of independence under the applicable National Association of Securities Dealers ("NASD") listing standards.

     Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit.

Compensation Committee.

     The Board has a Compensation Committee composed of Murphy Evans and William Krivsky. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee did not hold any meetings during the year ended June 30, 2006.

Nominating Committee.

     The Board does not have a standing nominating committee. The Company does not maintain a policy for considering nominees. The Board must consist of at least two independent directors. Director nominees are recommended, reviewed and approved by the entire Board. The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

     While the Board is solely responsible for the selection and nomination of directors, the Board may consider nominees recommended by Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030 that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Stockholder Communications to the Board.

     The Board has established a process for Stockholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.

Legal Proceedings.

     There are no material proceedings to which any director, officer, or affiliate of the issuer, any owner of record or beneficially of more than five percent of any class of voting securities of the small business issuer, or security holder, is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

     The following table sets forth certain information as of September 1, 2006 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

Name and Address of                                             Amount of Common     Percent
 Beneficial Owner          Positions and Offices Held          Stock Ownership(1)   of Class(1)
-------------------        --------------------------          ------------------   -----------
Henry E. Gemino            Chief Executive Officer, Chief         1,618,765(2)        13.00%
5 Strickland Place         Financial Officer, Director
Manhasset, NY 11030

Murphy Evans               President, Director                    5,551,668(3)        44.57%
204 Railroad Street
P.O. Box 688
Laurinburg, NC 28532

Philip L. Jones            Chief Operating Officer,
203 Beaver Road            Executive Vice President                 322,572(4)         2.59%
Sewickley, PA  15143

Charles Christenson        Director                                 410,666(5)         3.30%
1 Chauncy Lane
Cambridge, MA 02238

William A. Krivsky         Director                                 315,000(6)         2.53%
117 Perimeter Road
Nashua, NH  06063

Gale D. Burnett            Stockholder                              938,000(7)         7.53%
9191 Northwood Rd.
Lynden, WA 98264                                                  8,218,671(8)        65.98%

All Directors and
Officers as a Group
(5 persons)

(1) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 12,456,445 shares of Common Stock issued and outstanding on a fully diluted basis as of September 1, 2006. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 6,000 shares held by the wife of Mr. Gemino, includes warrants to purchase 408,332 shares of the Company's common stock, 5,000 of which are held by the wife of Mr. Gemino, and options to purchase 730,000 shares of the Company's common stock, 50,000 of which are held by the wife of Mr. Gemino.

(3) Includes 30,000 shares held by the wife of Mr. Evans, 391,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans, 230,500 shares held by L&S Holding Co., a company controlled by Mr. Evans, and 210,000 shares held by Arran Corporation, a company controlled by Mr. Evans. Also includes warrants to purchase 2,663,334 shares of the Company's common stock, 346,667 of which are held in the name of Falco Enterprises, Inc., 215,000 in the name of L&S Holding Co., and 210,000 in the name of Arran Corporation. Also includes options to purchase 300,000 shares of the Company's common stock.

(4) Includes warrants to purchase 14,286 shares of the Company's common stock and options to purchase 285,000 shares of the Company's common stock.

(5) Includes warrants to purchase 70,833 shares of the Company's common stock and options to purchase 315,000 shares of the Company's common stock.

(6)  Consists entirely of options to purchase the Company's common stock.

(7) Includes 578,000 shares held by the wife of Mr. Burnett. Also includes warrants to purchase 110,000 shares of the Company's common stock and options to purchase 250,000 shares of the Company's common stock.

(8) Assumes exercise of all warrants and options owned by all officers and directors.

EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

     Name            Age             Position Held With Company
     ----            ---             --------------------------
Henry E. Gemino      55    Chief Executive Officer, Chief Financial Officer
Murphy Evans         74    Chairman and President
Philip L. Jones      64    Executive Vice President and Chief Operating Officer

     Philip L. Jones has been serving as Executive Vice President and Chief Operating Officer since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.

EXECUTIVE COMPENSATION

Employment Contracts.

     None of the executive officers of the Company are employed pursuant to employment contracts.

Cash Compensation.

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year ended June 30, 2006 whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.


Summary Compensation Table

                                                            Other       Restricted                   LTIP
Name and Principal                                          Annual        Stock      Options/SARs   Payouts     All Other
    Position        Year       Salary($)      Bonus($)  Compensation($)  Award(s) $      (#)          ($)    Compensation($)
    --------        ----       ---------      --------  ---------------  ----------      ---          ---    ---------------
Henry E. Gemino,    2006    $120,000(1),(2)    $5,000         0             0           50,000         0            0
Chief Executive
Officer and Chief   2005    $120,000(1),(2)      0            0             0          600,000         0            0
Financial Officer
                    2004    $120,000(1),(2)      0            0             0           20,000         0            0

(1) Due to the Company's need for cash, the Company has deferred compensation owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all deferred wages due to officers as of March 18, 2002 (the "Officers'
     Conversion Right"). Pursuant to the Officers' Conversion Right, officers may elect to convert $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. Pursuant to the Officers' Conversion Right, as of June 30, 2006, the Company owed Mr.
     Gemino $11,500, resulting in the potential issuance of 23,000 options under the Officers' Conversion Right terms described above. To date, Mr. Gemino has not elected to exercise his Officers' Conversion Right.

(2) During each of the three fiscal years ended June 30, 2006, 2005, and 2004, the Company deferred payments of $0, $86,700, and $66,000, respectively, of the $120,000 base salary owed to Henry E. Gemino. As of June 30, 2006 total deferred compensation owed to Mr. Gemino was $185,600.

Option Grants in the Last Fiscal Year

     The following table sets forth information regarding stock options granted during the fiscal year ended June 30, 2006 to each of the executive officers of the Company.

                                                   Percent Of Total
                              No. Of Securities    Options Granted      Exercise Of     Market Price
          Name               Underlying Options    To Employees In      Base Price          Base        Expiration
      And Position                 Granted           Fiscal Year         ($/Share)      ($/Share)(1)        Date
      ------------                 -------           -----------         ---------      ------------        ----

Henry E. Gemino                    50,000               14.3%              $1.21            $1.10        12-12-2015
Chief Executive Officer and
Chief Financial Officer

Murphy Evans                       50,000               14.3%              $1.21            $1.10        12-12-2015
President

Philip L. Jones                    50,000               14.3%              $1.12            $1.10        12-12-2015
Executive Vice President and
Chief Operating Officer

(1) The market price is based on the market value ($1.10) of the Company's common stock as of the close of business on December 12, 2005, the date of the grant.

                                       10

Option Exercises and Holdings

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2006 by each of the named executive officers and the value of the unexercised options held by these individuals as of June 30, 2006, based on the per share market value ($0.95) of the Company's common stock on June 30, 2006, the last day during the fiscal year ended June 30, 2006 that trades in the Company's common stock were reported on the OTC Bulletin Board.

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values:

                   Number of                         Number of Securities       Value of Unexercised
                    Shares                           Unexercised Options        In-the-Money Options
                  Acquired On        Value            at Fiscal Year-End      at Fiscal Year-End(1) ($)
Name               Exercise       Realized ($)    Exercisable/Unexercisable   Exercisable/Unexercisable
-----              --------       ------------    -------------------------   -------------------------
Henry E. Gemino       ---             ---              680,000 / 0 (2)              $ 9,000 / $ 0
Murphy Evans          ---             ---              300,000 / 0 (3)              $ 9,000 / $ 0
Philip L. Jones       ---             ---              285,000 / 0 (4)              $ 5,000 / $ 0

(1) The value calculations are based on $0.95 per share, the fair market value of the underlying shares of the Company's common stock at year-end (June 30, 2006, the last day of the fiscal year on which the Company's stock was traded) less the exercise price for the shares.

(2) Consists of the following options: (A) 10,000 options at $0.55 per share, expiring in December 2007, (B) 20,000 options at $0.70 per share, expiring in December 2008, (C) 600,000 options at $1.16 per share, expiring in February 2015, and (D) 50,000 options at $1.21 per share, expiring in December 2015.

(3) Consists of the following options: (A) 20,000 options at $1.05 per share, expiring in November 2006, (B) 10,000 options at $0.55 per share, expiring in December 2007, (C) 20,000 options at $0.70 per share, expiring in December 2008, (D) 200,000 options at $1.16 per share, expiring in February 2015, and (E) 50,000 options at $1.21 per share, expiring in December 2015.

(4) Consists of the following options: (A) 15,000 options at $1.05 per share, expiring in November 2006, (B) 20,000 options at $0.70 per share, expiring in December 2008, (C) 200,000 options at $1.16 per share, expiring in February 2015, and (D) 50,000 options at $1.12 per share, expiring in December 2015.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

     The Board is proposing an amendment to Paragraph 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, of the Company from 25,000,000 shares of common stock to 35,000,000 shares of common stock (the "Amendment") for approval by the Stockholders. A copy of the form of the Amendment is attached to this proxy statement as Appendix A.

     The Board believes that the flexibility provided by the increase in the authorized shares of common stock, which will permit the Board, in its discretion, to issue or reserve additional shares of common stock without the delay or expense of a meeting of Stockholders, is in the best interests of the Company and the Stockholders. Shares of common stock may be used for general corporate purposes, including possible financing activities. Possible financing activities might include raising additional capital funds through offerings of shares of the common stock. The Board has no current plan, understanding or arrangement to issue any of the additional shares of common stock.

     The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the authorized common stock of the Company also may have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Company's Certificate of Incorporation and Bylaws having an anti-takeover effect.

     Holders of the Company's common stock are entitled to one vote for each share held on all matters submitted to a Stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the common stock representing a majority of the voting power of the capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of Stockholders. A vote by the holders of a majority of the outstanding shares of common stock is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

     Holders of common stock are entitled to share in all dividends that the Board, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

     The Board adopted the Amendment on July 18, 2006 and is seeking approval by the Stockholders through this proxy solicitation.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
                        AMENDMENT TO THE 1999 STOCK PLAN
--------------------------------------------------------------------------------

     The Board is proposing amendments to Paragraph 3(c) and Paragraph 4 of the Company's 1999 Stock Plan (the "Plan") to increase the period of time for which stock options are exercisable from a period of five years to ten years from the date of grant and to increase the aggregate number of shares of common stock which may be issued pursuant to the Plan from 500,000 to 3,500,000 (the "Plan Amendment") for approval by the Stockholders. A copy of the form of the Plan Amendment is attached to this proxy statement as Appendix B.

     The Board believes that increasing the period of time for which stock options are exercisable provides the stock option holder with increased flexibility of when they may exercise their stock options and that the option holder will continue to be motivated to work in the best efforts of the Company in order to meet business objectives.

     The Board believes that increasing the aggregate number of shares of common stock which may be issued pursuant to the Plan will permit the Board, in its discretion, to make additional grants of stock options without the delay or expense of a meeting of Stockholders, and is in the best interests of the Company and the Stockholders. Stock options may be granted as compensation to consultants for performance of services or in recognition of the ongoing efforts by employees, executives and Board members.

     The issuance of any additional stock options may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the number of stock options authorized for grant may also have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Plan Amendment is not being proposed in response to any known effort or threat to acquire control of the Company.

     The Board adopted the Plan Amendment on August 17, 2006 and is seeking approval by the Stockholders through this proxy solicitation. Each of the directors and executive officers of the Company is eligible to participate in, and receive awards through the Plan.

Description of the 1999 Stock Plan

     On November 16, 1998, the Stockholders approved and adopted the Profile Technologies, Inc. 1999 Stock Plan (the "1999 Stock Plan"). The 1999 Stock Plan is intended to promote the interests of the Company by attracting and retaining exceptional employees, consultants, and directors (collectively referred to as the "Participants"), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 1999 Stock Plan, the Board may grant stock options, which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Incentive Stock Options"), non-qualified stock options (the "Non-Qualified Stock Options"), stock rights (the "Stock Rights"), and stock appreciation rights ("SARs") (the Incentive Stock Options, the Non-Qualified Stock Options, the Stock Rights, and the SARs are collectively referred to as "Incentive Awards").

     The 1999 Stock Plan reserved a total of 500,000 shares of the Company's common stock for issuance thereunder. If an Incentive Award granted under the 1999 Stock Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an Incentive Award, the shares subject to such award and the surrendered shares will become available for further awards under the 1999 Stock Plan. The amendment to the 1999 Stock Plan will increase the number of shares of common stock reserved for issuance under the 1999 Stock Plan from 500,000 to 3,500,000.

     The following is a description of the material provisions of the 1999 Stock Plan. The description of the 1999 Stock Plan is qualified in its entirety by reference to the complete 1999 Stock Plan document, attached as Exhibit 10.9 to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, filed with the SEC on October 12, 2004.

     Administration
     --------------

     Under the 1999 Stock Plan, the Board is authorized to appoint a committee, consisting of not less than three directors, to administer the 1999 Stock Plan. In the absence of such committee's appointment, the Board will administer the 1999 Stock Plan. The Board has the discretion to determine from time to time the Participants to whom options or other stock rights shall be granted, the number of shares of common stock to be optioned to each, the time when such options or stock rights shall become exercisable, and the conditions, if any, which must be met before exercise.

     Stock Options
     -------------

     The price of the common stock offered to optionees may be set by the Board, but must be at least 100% of the fair market value of such stock on the date of grant. If at the time an Incentive Stock Option is granted, the optionee owns more than 10% of the total combined voting power of all classes of the Company's stock, the option price for any Incentive Stock Option must be at least 110% of fair market value.

     The Board may determine the term of each stock option granted, which term may not exceed five years from the date of grant. The amendment to the 1999 Stock Plan to be voted on by the Stockholders at the Annual Meeting would allow the Board to grant stock options with a term of up to 10 years.

     An Incentive Stock Option may not be exercised prior to the expiration of six months after its grant for up to 100% of the total shares included, except that the Board may impose any restriction that it chooses on the time of exercise if the Board believes that such restrictions are in the best interests of the Company. No Incentive Stock Option granted under the 1999 Stock Plan may be exercised until all Incentive Stock Options previously granted to the optionee to purchase shares of the Company's common stock have been exercised in full or have expired.

     No employee eligible to participate in the 1999 Stock Plan shall be granted Incentive Stock Options which are exercisable during any one calendar year to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000. No employee shall be given the opportunity to exercise Incentive Stock Options granted under the 1999 Stock Plan with respect to shares valued in excess of $100,000 in any calendar year except and to the extent that such options shall have accumulated over a period in excess of one year.

     No shares of common stock will be issued or delivered to an optionee until the Company receives full payment of the option exercise price. The number of shares of Common Stock deliverable with respect to each payment of the option exercise price is subject to appropriate adjustment upon any stock split or combination of shares, or upon any stock dividend. Upon the occurrence of any corporate merger, consolidation, sale of all or substantially all of the Company's assets, or other reorganization, or a liquidation, any optionee holding an outstanding option, regardless of the current status of its exercisability, is entitled to exercise his option in whole or in part and to receive upon the exercise those shares, securities, assets, or payment which the optionee would have received if the optionee had exercised the option prior to such occurrence and had been a stockholder of the Company with respect to such common stock.

     Stock Appreciation Rights
     -------------------------

     SARs may be granted under the 1999 Stock Plan. A SAR is a right to receive the excess of the fair market value of a share of the Company's common stock on the date on which a SAR is exercised over the price provided for in a Non-Qualified Option granted in connection with the SAR. A SAR only exists along with a Non-Qualified Option right, and is immediately forfeited if the related Non-Qualified Option right is exercised. The Board may determine whether the optionee's SARs will be paid in cash or common stock or some combination thereof.

     The Board also determines, including at the time of exercise, the maximum amount of cash or common stock which may be paid upon exercise of any SAR in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the optionee exercised such SARs.

     Indemnification
     ---------------

     Members of the Board of Directors are indemnified by the Company under the 1999 Stock Plan for any act or omission in connection with the 1999 Stock Plan or any option granted thereunder.

     Duration, Amendment and Termination
     -----------------------------------

     The Board may suspend or terminate the 1999 Stock Plan without Stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1999 Stock Plan will terminate on November 16, 2008. The Board may also amend the 1999 Stock Plan at any time. No change may be made that increases the total number of shares of common stock reserved for issuance under the 1999 Stock Plan unless such change is authorized by our Stockholders. A termination or amendment of the 1999 Stock Plan will not, without the consent of the Participant, adversely affect a Participant's rights under a previously granted Incentive Award.

     Transferability of Awards
     -------------------------

     Incentive Awards shall not be transferable except by will or by the laws of descent and distribution.

     Tax Withholding Information
     ---------------------------

     Each Participant agrees, as a condition of receiving an Incentive Award payable in the form of common stock, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that the Company is required to withhold in connection with the grant, vesting, or exercise of any Incentive Award (the "Applicable Withholding Taxes"). Under the terms of the 1999 Stock Plan, a recipient of an Incentive Award under the 1999 Stock Plan may elect to satisfy the Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering shares of common stock for which the stockholder has good title, free and clear of all liens and encumbrances, or
(iii) having the Company retain that number of shares of common stock (valued at fair market value of common stock as of such date, as determined by the Board) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

      THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENT.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial stockholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest to certain stockholders of the Company, 1 1/4% of which was assigned to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Stockholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Stockholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

SECTION 16(a): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC. Based on a review of such reports and information provided to the Company, the Company believes that during the most recent fiscal year the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a) except that Mr. Evans failed to file three reports in connection with three transactions during the fiscal year ended June 30, 2006.

INDEPENDENT PUBLIC ACCOUNTANTS

     On November 4, 2004, the Company dismissed KPMG LLP ("KPMG") as its independent accountant. The decision to change independent accountants was approved by the Company's Audit Committee and Board of Directors. During the audits of the Company's fiscal years ended June 30, 2004 and 2003 and through November 4, 2004, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Company for such period. During the Company's two fiscal years ended June 30, 2004 and 2003 and through November 4, 2004, the Company had no reportable events under Item 304(a)(1)(iv) of Regulation S-B, except as discussed in the next paragraph below.

     During the audit for the year-ended June 30, 2004, KPMG advised the Company's Audit Committee that they identified one material weakness in the Company's internal controls. The material weakness identified related to the accounting and financial reporting for the non-payment of interest on the convertible debt, causing certain of the notes to be in default as of June 30, 2004. The accounting for this default is included in the Company's financial statements for the year-ended June 30, 2004. The Company has implemented processes and procedures to review debt agreements, on a quarterly basis, to ensure that the Company is in compliance with the terms of its debt instruments and covenants. In instances of non-compliance, the Company will take the necessary actions to remedy the non-compliance and consider the impact of any non-compliance in the reporting of the Company's financial statements.

     The audit reports of KPMG on the financial statements of the Company as of and for each of the fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's report on the financial statements of the Company as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating that "the Company has incurred net losses since inception and has a working capital deficit at June 30, 2004 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     On November 4, 2004, the Board selected Peterson Sullivan PLLC ("Peterson Sullivan") as the independent certified public accountants. Peterson Sullivan was the Company's independent certified public accountant for the fiscal year ended June 30, 2006. The Board has selected Peterson Sullivan as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2007. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of Peterson Sullivan will be present via telephone at the Annual Meeting to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                  Fiscal Year 2006              Fiscal Year 2005
                                  ----------------              ----------------
Audit Fees(1)                          $35,400                       $33,500
Audit-related Fees                        0                             0
Tax Fees                                  0                             0
All Other Fees                            0                             0
TOTAL                                   $35,400                      $33,500

(1) For professional services rendered by Peterson Sullivan and for the audits of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB and 10-KSB.

     Generally, the Audit Committee must approve all audit and non-audit services to be provided to the Company. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The Audit Committee approved 100% of the Audit Fees for the years ended June 30, 2006 and June 30, 2005.

     The Audit Committee shall not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Company by the independent registered public accounting firm, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as the aggregate amount of all such permissible non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid to the Company's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to the Company.

AUDIT COMMITTEE REPORT

     As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors and reviews reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

     In discharging its responsibility, the Audit Committee will review and discuss the Company's audited financial statements with management. The Audit Committee will discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee intends to receive the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and will discuss with the independent auditors their independence.

     Prior to the filing of the definitive proxy statement, the Audit Committee intends to review and discuss our audited financial statements as of and for the year ended June 30, 2006, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Pending the review of the financial statements, discussions with management and the independent auditors, the Audit Committee intends to recommend to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended June 30, 2006, for filing with the SEC.


                                              Audit Committee



                                              William Krivsky
                                              Charles Christenson



STOCKHOLDER PROPOSALS

     Stockholders who wish to include a proposal in the Company's proxy statement for the 2007 annual meeting must deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2007. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in the Company's proxy materials. Except for stockholder proposals to be included in the Company's proxy statement, the deadline for nominations for director or other proposals made by a Stockholder is five days before the date of the 2007 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

ANNUAL REPORT ON FORM 10-KSB; DELIVERY TO STOCKHOLDERS SHARING ADDRESS

     The Company is providing Stockholders with a copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report, without charge, by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a Stockholder at a shared address to which a single copy was sent. If you are a Stockholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to our Chief Executive Officer at the address noted above.

FINANCIAL INFORMATION

     We hereby incorporate by reference (a) the financial statements and the notes thereto contained on pages ___ through ___ of our Annual Report to Stockholders for the fiscal year ended June 30, 2006 (the "Annual Report to Stockholders") included with this Proxy Statement, (b) the report of independent certified public accountants thereon contained on page ___ of the Annual Report to Stockholders, (c) supplemental financial information contained on pages __ through __ of the Annual Report to Stockholders, and (d) Management's Discussion and Analysis or Plan of Operation contained on pages __ through ___ of the Annual Report to Stockholders.

COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's transfer agent, Continental Stock Transfer & Trust Company, in the enclosed addressed, postage paid envelope.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Henry E. Gemino
                                         -------------------
                                         Henry E. Gemino
                                         Chief Executive Officer



October __, 2006

                                   APPENDIX A
                                   ----------

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                 PROFILE TECHNOLOGIES, INC. INCREASING NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     Profile Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Profile Technologies, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Paragraph 4 of the Company's Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

          The total number of shares of stock which the corporation shall have the authority to issue is 35,000,000 shares of common stock, $0.001 par value.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 243 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Profile Technologies, Inc. has caused this certificate to be signed by Philip L. Jones, its Secretary, this 18th day of July, 2006.

                                            PROFILE TECHNOLOGIES, INC.



                                            By:      ___________
                                            Print:   Philip L. Jones
                                            Its:     Secretary

                                   APPENDIX B
                                   ----------

                                 FIRST AMENDMENT
                                     TO THE
                   PROFILE TECHNOLOGIES, INC. 1999 STOCK PLAN

     This First Amendment to the Profile Technologies, Inc. (the "Company") 1999 Stock Plan (the "Plan") is effective as of August 17, 2006. The Plan shall be amended as follows:

     1. Paragraph 3(c) of the Plan is hereby amended by deleting Paragraph 3(c) in its entirety and replacing it with the following:

          "c. The Option shall be exercisable for such period of time as is to be determined by the Committee. If no such determination is made by the Committee, the Options shall be exercisable for a period of 10 years from the date of grant."

     2. Paragraph 4 of the Plan is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

          "4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the plan is 3,500,000, subject to adjustment as provided in Paragraph 15. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, provided that the number of shares so issued does not exceed the total aggregate number of shares issuable under the Plan, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan."

     3. In all respects not amended, the Plan is hereby ratified and confirmed.

     4. Pursuant to Paragraph 17 of the Plan, this amendment shall not be effective unless approved by the Company's stockholders within 12 months of the date hereof; if the Company has not received approval of its stockholders by August 16, 2007 for the amendments set forth herein, all options granted by the Company's board of directors pursuant to this amendment shall be deemed to be non-qualified stock options granted outside the Plan.

     To record this First Amendment to the Profile Technologies, Inc. 1999 Stock Plan, as set forth herein, the board of directors of the Company has caused the undersigned authorized officer of the Company to execute this document as of the date first written above.

                                            PROFILE TECHNOLOGIES, INC.



                                            By:      ___________
                                            Print:   Philip L. Jones
                                            Its:     Secretary

                                   APPENDIX C
                                   ----------

                             PRELIMINARY PROXY CARD
                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned stockholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of September 22, 2006, at the Annual Meeting of Stockholders to be held on Monday, November 13, 2006, as directed herein.

PROPOSAL 1. Election of the following Directors:

[ ]  FOR all nominees listed below (except    [ ]  WITHHOLD Authority to vote
     as marked to the contrary below)              for all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

     Henry E. Gemino                          ________________________________
     Murphy Evans                             ________________________________
     William A. Krivsky                       ________________________________
     Charles Christenson                      ________________________________


--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF
                              EACH OF THE NOMINEES.
--------------------------------------------------------------------------------


PROPOSAL 2. Adoption of the Amendment to the Company's Certificate of Incorporation increasing the authorized shares of common stock from 25,000,000 to 35,000,000:

[ ] FOR adoption of the Amendment   [ ] AGAINST Authority to vote    [ ] ABSTAIN
                                        for adoption of Amendment

--------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE
     AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE
        AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 35,000,000.
--------------------------------------------------------------------------------


PROPOSAL 3. Adoption of the Amendment to the Company's 1999 Stock Plan to increase the period of time for which stock options are exercisable from a period of five years to ten years and to increase the aggregate number of shares of common stock which may be issued pursuant to the 1999 Stock Plan from 500,000 to 3,500,000:

 [ ]  FOR adoption of the Plan Amendment    [ ]  AGAINST Authority to vote for
 [ ]  ABSTAIN                                    adoption of Plan Amendment


--------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" ADOPTION OF THE
  1999 STOCK PLAN AMENDMENTS TO INCREASE THE MAXIMUM PERIOD OF TIME FOR WHICH STOCK OPTIONS ARE EXERCISABLE FROM FIVE YEARS TO TEN YEARS AND TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE ISSUED PURSUANT TO THE
                   1999 STOCK PLAN FROM 500,000 TO 3,500,000.
--------------------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted
  FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3. Should any other matter requiring a vote of the stockholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.


                                          --------------------------------------
                                                                            Date


                                          --------------------------------------
                                                                       Signature


                                          --------------------------------------
                                                     Signature (if jointly held)


                                          --------------------------------------
                                                              Print Name(s) Here






















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